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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


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                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 27, 1998



                         KEYSTONE HERITAGE GROUP, INC.
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            (Exact name of registrant as specified in its charter)



            Pennsylvania              0-13775                 23-2219740
-----------------------------       -------------          -------------------
(State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)



       555 Willow Street
      Lebanon, Pennsylvania                             17046
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(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:  (717) 274-6800
                                                     ---------------


                                             Not Applicable
                  -------------------------------------------------------------
                  (Former name or former address, if changed since last report)


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ITEM 2.  Acquisition or Disposition of Assets.

         On March 27, 1998 (the "Effective Date"), Keystone Heritage Group, Inc., a Pennsylvania corporation ("Keystone"), was merged (the "Merger") with and into Fulton Financial Corporation, a Pennsylvania corporation ("Fulton"), pursuant to a Merger Agreement dated as of August 15, 1997 (the "Merger Agreement"), by and between Keystone and Fulton. On the Effective Date, all of the Common Shares of Keystone outstanding were converted into and became 1.83 Common Shares of Fulton.

         In connection with the transactions contemplated by the Merger Agreement, Keystone and Fulton entered into a Warrant Agreement dated as of August 15, 1997 (the "Warrant Agreement"), pursuant to which Keystone granted Fulton a Warrant to purchase up to 981,740 Common Shares of Keystone, at a purchase price of $36.75 per share, subject to adjustment as provided therein (the "Warrant"). The Warrant was not exercised, and it terminated by its terms on the Effective Date.

         Also in connection with the Merger, Lebanon Valley National Bank, a wholly-owned subsidiary of Keystone ("Lebanon"), entered into Employment Agreements dated as of August 15, 1997 with each of Albert B. Murry, the President and Chief Executive Officer of Lebanon ("Murry"), and Kurt A. Phillips, the Executive Vice President and Chief Financial Officer of Lebanon ("Phillips"), pursuant to which Murry and Phillips shall each serve in their current positions for a term of four years and three years, respectively, following the Effective Date.

         Pursuant to the Merger Agreement, for a period from the Effective Date through a date determined by Fulton (not to be before five years after the Effective Date), Fulton shall (subject to the right of Fulton to terminate such obligations as a result of regulatory considerations, safe and sound banking practices, or their fiduciary duties by Fulton's directors): offer appointment to all present directors of Lebanon who indicate their desire to serve (the "LVNB Continuing Directors") to the board of directors of Lebanon Valley Farmers Bank, a wholly-owned subsidiary of Fulton formed pursuant to the merger on the Effective Date of Lebanon and Farmers Trust Bank, a wholly-owned subsidiary of Fulton, provided, that (A) each non-employee LVNB Continuing Director shall receive director's fees from Lebanon Valley Farmers Bank in the form of an annual retainer of $9,000 and (B) each LVNB Continuing Director shall be subject to Fulton's mandatory retirement rules for directors. Albert B. Murry is to be appointed chairman of the board and chief executive officer of Lebanon Valley Farmers Bank.

         Pursuant to the Merger Agreement, Fulton has agreed to appoint to Fulton's Board of Directors on or promptly after the Effective Date, two of Keystone's current directors to serve as

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directors of Fulton. Keystone's initial designees to Fulton's Board will be
Charles V. Henry, III, and Donald W. Lesher, Jr., current directors of Keystone. During the five-year period after the Effective Date, the Fulton Board of Directors shall nominate such designees for election, and support their election, at each annual meeting of shareholders of Fulton at which such designees' terms expire. During such period, in the event either of such designees shall cease to serve as a director of Fulton, the LVNB Continuing Directors shall have the right to designate one other person then serving on the Board of Directors of Lebanon Valley Farmers Bank to serve as a director of Fulton (subject to the reasonable concurrence of Fulton as to the person designated.)

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Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits.

    (b)      Pro Forma Financial Information

             Reference is made to the Registration Statement on Form S-4 (Registration No. 333-41335) filed with the SEC on December 2, 1997 as amended by Pre-Effective Amendment No. 1 filed with the SEC on January 8, 1998.

    (c)      Exhibits
             --------
             Exhibit Number
             (Referenced to
             Item 601 of
             Regulation S-K)           Description of Exhibit
             ---------------          -----------------------
                   2
                                       Merger Agreement dated August 15,
                                       1997 by and between Keystone
                                       Heritage Group, Inc. and Fulton
                                       Financial Corporation (incorporated
                                       by reference to Exhibit 2 to
                                       Keystone's Form 8-K Current
                                       Report filed with the SEC on
                                       September 10, 1997).

                10.1 Warrant Agreement dated August 15, 1997 by and between Keystone
                                       Heritage Group, Inc. and Fulton
                                       Financial Corporation (incorporated
                                       by reference to Exhibit 10.1 to
                                       Keystone's Form 8-K Current
                                       Report filed with the SEC on
                                       September 10, 1997).

                10.2 Employment Agreement dated August 15, 1997 by and between Lebanon Valley National Bank and Albert B. Murry
                                       (incorporated by reference to
                                       Exhibit 10.2 to Keystone's
                                       Form 8-K Current Report filed
                                       with the SEC on September 10,
                                       1997).

                10.3                   Employment Agreement  dated
                                       August 15, 1997 by  and  between
                                       Lebanon Valley National Bank
                                       and Kurt A. Phillips (incorporated by
                                       reference to Exhibit 10.3 to
                                       Keystone's Form 8-K Current
                                       Report filed with the SEC on
                                       September 10, 1997).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KEYSTONE HERITAGE GROUP, INC.



Date:  March 27, 1998                       By:   /s/ Albert B. Murry
                                                -----------------------
                                                Albert B. Murry,
                                                President and Chief
                                                Executive Officer


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                                  EXHIBIT INDEX


     Exhibit                   Description of Exhibit
     --------                 ------------------------
     2                         Merger Agreement dated August 15, 1997 by and
                               between Keystone Heritage Group, Inc. and Fulton
                               Financial Corporation (incorporated by
                               reference to Exhibit 2 to Keystone's Form
                               8-K Current Report filed with the SEC on September 10, 1997).

     10.1 Warrant Agreement dated August 15, 1997 by and between Keystone Heritage Group, Inc. and Fulton Financial Corporation (incorporated by reference to Exhibit 10.1 to Keystone's Form
                               8-K Current Report filed with the SEC on September 10, 1997).

     10.2 Employment Agreement dated August 15, 1997 by and between Lebanon Valley National Bank and Albert B. Murry (incorporated by reference to Exhibit 10.2 to Keystone's Form 8-K Current Report filed with the SEC on September 10,
                               1997).

     10.3 Employment Agreement dated August 15, 1997 by and between Lebanon Valley National Bank and Kurt A. Phillips (incorporated by reference to Exhibit 10.3 to Keystone's Form 8-K Current Report filed with the SEC on September 10,
                               1997).


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